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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

BIOSPHERE MEDICAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23678 (Commission File Number)	04-3216867 (I.R.S. Employer Identification No.)
1050 Hingham Street Rockland, Massachusetts 02370 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Compensation of Executive Officers

        On March 9, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of BioSphere Medical, Inc. ("BioSphere") approved the following compensation arrangements for the executive officers of BioSphere:

Executive Officer	Current Annual Salary	2005 Bonus Actual	2006 Bonus Target (1)
Richard J. Faleschini President and Chief Executive Officer	$375,000	$150,000	$187,500
Gary M. Saxton Executive Vice President and Chief Operating Officer	$260,000	$89,000	$104,000
Martin J. Joyce Executive Vice President and Chief Financial Officer	$218,000	$59,000	$87,200
Peter C. Sutcliffe Vice President, Manufacturing	$201,000	$57,000	$60,300

(1)
2006 bonuses will be based upon the achievement of (i) certain financial objectives, including revenue and operating loss and (ii) certain operational objectives, including objectives tied to organizational design, development and implementation of strategic plans, investor relations and recruitment and retention.

        On March 9, 2006, the Compensation Committee also granted each of BioSphere's executive officers a stock option award under BioSphere's 1997 Stock Incentive Plan in the amount set forth beside each executive officers' name below:

Executive Officer	Shares Underlying Option
Richard J. Faleschini President and Chief Executive Officer	142,000
Gary M. Saxton Executive Vice President and Chief Operating Officer	50,000
Martin J. Joyce Executive Vice President and Chief Financial Officer	50,000
Peter C. Sutcliffe Vice President, Manufacturing	25,000

        In addition to the stock option grants described above, the Compensation Committee also determined that each of the executive officers set forth above shall be granted a restricted stock award at a future meeting of the Compensation Committee. The specific size and terms of such restricted stock awards shall be determined at such future meeting of the Compensation Committee.

Item 8.01.    Other Events.

        On March 13, 2006, BioSphere announced that it had voluntarily recalled its HepaSphere™ Microspheres product to correct a package defect. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c)
Exhibits

        The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2006	BIOSPHERE MEDICAL, INC.
	By:	/s/ MARTIN J. JOYCE Martin J. Joyce Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of BioSphere Medical, Inc., dated March 13, 2006

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX